UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2007

R&G Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico

(State or other jurisdiction of incorporation)

001-31381	66-0532217
(Commission File Number)	(I.R.S. Employer Identification No.)

290 Jesús T. Piñero Ave.

Hato Rey, San Juan, Puerto Rico 00918

(Address of principal executive offices and zip code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In a July 13, 2007 press release, R&G Financial Corporation, San Juan, Puerto Rico (the “Company”) announced that its subsidiary R&G Mortgage Corporation (“R&G Mortgage”) has received notice from the Government National Mortgage Association (“GNMA”) declaring it in default under the guaranty agreements with GNMA as a result of the previously announced withdrawal of HUD-FHA Title II Approval of R&G Mortgage. According to the notification, R&G Mortgage will lose within 30 days its authority to act as a GNMA issuer and servicer of GNMA mortgage pools and is currently unable to issue additional GNMA guaranteed mortgage-backed securities pursuant to existing commitments, unless approved by GNMA. The Company is taking steps to try to remedy the effects of the GNMA notice, including causing R-G Premier Bank, a Puerto Rico chartered commercial bank and wholly-owned subsidiary of the Company (“R-G Premier”), to apply to act as a GNMA issuer/servicer and transferring R&G Mortgage’s servicing rights on the GNMA mortgage pools to R-G Premier, subject to required regulatory approvals.

No assurances can be given that these efforts will be successful. If the Company is not successful in remedying the effects of the GNMA termination, and as a result is unable to continue as a GNMA issuer/servicer, such failure would have a material adverse effect on the Company.

Forward Looking Statements

The information included in this Current Report on Form 8-K contains certain “forward-looking statements” concerning the Company’s economic future performance. The words or phrases “expect,” “believe,” “anticipate,” “estimate,” “intend,” “look forward,” “should” and similar expressions are meant to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and to advise readers that a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: the Company’s ability to attract new clients and retain existing clients; risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates; potential adverse effects to the Company’s financial condition, results of operations or prospects as a result of the required adjustments to prior period financial statements; risks associated with the Company’s inability to prepare and timely file financial statements; potential adverse effects if the Company is required to recognize additional impairment charges or other adverse accounting-related developments; potential adverse developments in connection with the ongoing SEC inquiry; potential adverse developments from enforcement actions by bank regulatory agencies; and developments from changes in the regulatory and legal environment for financial services companies in Puerto Rico and the United States. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Item 9.01	Exhibits.

99.1        Press Release of July 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION

Date: July 13, 2007	By:	/s/ Andres I. Perez
Andres I. Perez
Chief Financial Officer